                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO ADVANTAGE MUNICIPAL INCOME
 COUNSELOR SERIES TRUST)                TRUST II
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO CALIFORNIA VALUE MUNICIPAL
 FUNDS)                                 INCOME TRUST
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO DYNAMIC CREDIT OPPORTUNITIES
 AIM GROWTH SERIES (INVESCO GROWTH      FUND
 SERIES)                                INVESCO HIGH INCOME TRUST II
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL OPPORTUNITY TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL TRUST
 INVESTMENT FUNDS)                      INVESCO PENNSYLVANIA VALUE MUNICIPAL
 AIM INVESTMENT SECURITIES FUNDS        INCOME TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO SECURITIES TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO SENIOR INCOME TRUST
 FUNDS)                                 INVESCO TRUST FOR INVESTMENT GRADE
 AIM TAX-EXEMPT FUNDS (INVESCO          MUNICIPALS
 TAX-EXEMPT FUNDS)                      INVESCO TRUST FOR INVESTMENT GRADE
 AIM TREASURER'S SERIES TRUST (INVESCO  NEW YORK MUNICIPALS
 TREASURER'S SERIES TRUST)              INVESCO VALUE MUNICIPAL INCOME TRUST
 AIM VARIABLE INSURANCE FUNDS (INVESCO
 VARIABLE INSURANCE FUNDS)

    on behalf of the Funds listed in
    the Exhibit to this Memorandum of
    Agreement

    By:     /s/ John M. Zerr
            --------------------------

    Title:  Senior Vice President

    INVESCO ADVISERS, INC.

    By:     /s/ John M. Zerr
            --------------------------

    Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA


AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES                                            EXPIRATION
TRUST)                         WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
--------------------------  ------------------------  -------------- ----------
 Invesco Strategic Real        Invesco will waive       4/30/2014    06/30/2017
 Return Fund                  advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

AIM INVESTMENT FUNDS                                                 EXPIRATION
(INVESCO INVESTMENT FUNDS      WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
-------------------------   ------------------------  -------------- ----------
 Invesco Global Targeted       Invesco will waive       12/17/2013   06/30/2017
 Returns Fund                 advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

 Invesco Strategic             Invesco will waive        5/2/2014    06/30/2017
 Income Fund                  advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

 Invesco Unconstrained         Invesco will waive       10/14/2014   06/30/2017
 Bond Fund                    advisory fees in an
                              amount equal to the
                            advisory fees earned on
                             underlying affiliated
                                  investments

AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S                                           EXPIRATION
SERIES TRUST)                  WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
--------------------------  ------------------------  -------------- ----------
 Premier Portfolio          Invesco will waive           2/1/2011    12/31/2015
                            advisory fees in the
                            amount of 0.07% of the
                            Fund's average daily net
                            assets

 Premier U.S.               Invesco will waive           2/1/2011    12/31/2015
 Government Money           advisory fees in the
 Portfolio                  amount of 0.07% of the
                            Fund's average daily net
                            assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                   EFFECTIVE DATE    COMMITTED UNTIL
 ---------                                  ------------------ ---------------
 Invesco American Franchise Fund            February 12, 2010  June 30, 2017
 Invesco California Tax-Free Income Fund    February 12, 2010  June 30, 2017
 Invesco Core Plus Bond Fund                  June 2, 2009     June 30, 2017
 Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  June 30, 2017
 Invesco Equity and Income Fund             February 12, 2010  June 30, 2017
 Invesco Floating Rate Fund                   July 1, 2007     June 30, 2017
 Invesco Global Real Estate Income Fund       July 1, 2007     June 30, 2017
 Invesco Growth and Income Fund             February 12, 2010  June 30, 2017
 Invesco Low Volatility Equity Yield Fund     July 1, 2007     June 30, 2017
 Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2017
 Invesco S&P 500 Index Fund                 February 12, 2010  June 30, 2017
 Invesco Small Cap Discovery Fund           February 12, 2010  June 30, 2017
 Invesco Strategic Real Return Fund          April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                       EFFECTIVE DATE  COMMITTED UNTIL
---------                                       --------------  ---------------
Invesco Charter Fund                            July 1, 2007    June 30, 2017
Invesco Diversified Dividend Fund               July 1, 2007    June 30, 2017
Invesco Summit Fund                             July 1, 2007    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

   FUND                                      EFFECTIVE DATE  COMMITTED UNTIL
   ----                                      --------------  ---------------
   Invesco European Small Company Fund       July 1, 2007    June 30, 2017
   Invesco Global Core Equity Fund           July 1, 2007    June 30, 2017
   Invesco International Small Company Fund  July 1, 2007    June 30, 2017
   Invesco Small Cap Equity Fund             July 1, 2007    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                              EFFECTIVE DATE    COMMITTED UNTIL
----                                             ------------------ ---------------
Invesco Convertible Securities Fund              February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund                   July 1, 2007     June 30, 2017
Invesco Small Cap Growth Fund                      July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                       February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

  FUND                                        EFFECTIVE DATE  COMMITTED UNTIL
  ----                                        --------------- ---------------
  Invesco Asia Pacific Growth Fund             July 1, 2007   June 30, 2017
  Invesco European Growth Fund                 July 1, 2007   June 30, 2017
  Invesco Global Growth Fund                   July 1, 2007   June 30, 2017
  Invesco Global Opportunities Fund           August 3, 2012  June 30, 2017
  Invesco Global Small & Mid Cap Growth Fund   July 1, 2007   June 30, 2017
  Invesco International Core Equity Fund       July 1, 2007   June 30, 2017
  Invesco International Growth Fund            July 1, 2007   June 30, 2017
  Invesco Select Opportunities Fund           August 3, 2012  June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE    COMMITTED UNTIL
----                                              ------------------- ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2017
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2017
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010     June 30, 2017
Invesco Endeavor Fund                                July 1, 2007     June 30, 2017
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/3/           September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/4/           December 17, 2013   June 30, 2017
Invesco Greater China Fund                           July 1, 2007     June 30, 2017
Invesco International Total Return Fund              July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2017
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2017
Invesco MLP Fund                                   August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2017
Invesco Premium Income Fund                       December 13, 2011   June 30, 2017
Invesco Select Companies Fund                        July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                        May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund                    October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

  FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
  ----                                    ------------------ ---------------
  Invesco Corporate Bond Fund             February 12, 2010  June 30, 2017
  Invesco Global Real Estate Fund           July 1, 2007     June 30, 2017
  Invesco High Yield Fund                   July 1, 2007     June 30, 2017
  Invesco Limited Maturity Treasury Fund    July 1, 2007     June 30, 2017
  Invesco Money Market Fund                 July 1, 2007     June 30, 2017
  Invesco Real Estate Fund                  July 1, 2007     June 30, 2017
  Invesco Short Term Bond Fund              July 1, 2007     June 30, 2017
  Invesco U.S. Government Fund              July 1, 2007     June 30, 2017

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                        ----------------- ---------------
Invesco American Value Fund                 February 12, 2010  June 30, 2017
Invesco Comstock Fund                       February 12, 2010  June 30, 2017
Invesco Energy Fund                           July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                  July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund           July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                 February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund                February 12, 2010  June 30, 2017
Invesco Technology Fund                       July 1, 2007     June 30, 2017
Invesco Technology Sector Fund              February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund            February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                        ----------------- ---------------
Invesco High Yield Municipal Fund           February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal Income
  Fund                                      February 12, 2010  June 30, 2017
Invesco Municipal Income Fund               February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund       February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                  July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund    July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                        ----------------- ---------------
Invesco V.I. American Franchise Fund        February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund            February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation
  Fund/5/                                   December 22, 2010  June 30, 2017
Invesco V.I. Comstock Fund                  February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                 July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund             April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund      February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund         February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund        February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund          July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund          July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund       July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund         February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                  July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund        July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund          July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund         July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund            February 12, 2010  June 30, 2017
Invesco V.I. Money Market Fund                July 1, 2007     June 30, 2017
Invesco V.I. S&P 500 Index Fund             February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund            July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                  July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund         July 1, 2007     June 30, 2017

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

FUND                                            EFFECTIVE DATE  COMMITTED UNTIL
----                                           ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation
  Fund                                         January 16, 2013  June 30, 2017

                           INVESCO MANAGEMENT TRUST

FUND                                           EFFECTIVE DATE COMMITTED UNTIL
----                                           -------------- ---------------
Invesco Conservative Income Fund                July 1, 2014   June 30, 2017

                               CLOSED-END FUNDS

 FUND                                          EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          --------------  ---------------
 Invesco Advantage Municipal Income Trust II   May 15, 2012    June 30, 2017
 Invesco California Value Municipal Income
   Trust                                       May 15, 2012    June 30, 2017
 Invesco Dynamic Credit Opportunities Fund     May 15, 2012    June 30, 2017
 Invesco High Income Trust II                  May 15, 2012    June 30, 2017
 Invesco Municipal Opportunity Trust           May 15, 2012    June 30, 2017
 Invesco Municipal Trust                       May 15, 2012    June 30, 2017
 Invesco Pennsylvania Value Municipal Income
   Trust                                       May 15, 2012    June 30, 2017
 Invesco Senior Income Trust                   May 15, 2012    June 30, 2017
 Invesco Trust for Investment Grade Municipals May 15, 2012    June 30, 2017
 Invesco Trust for Investment Grade New York
   Municipals                                  May 15, 2012    June 30, 2017
 Invesco Value Municipal Income Trust          June 1, 2010    June 30, 2017

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------

       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------

       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                     ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
       Class A Shares                    Contractual    2.00%        July 1, 2013      June 30, 2016
       Class B Shares                    Contractual    2.75%        July 1, 2013      June 30, 2016
       Class C Shares                    Contractual    2.75%        July 1, 2013      June 30, 2016
       Class R Shares                    Contractual    2.25%        July 1, 2013      June 30, 2016
       Class R5 Shares                   Contractual    1.75%        July 1, 2013      June 30, 2016
       Class R6 Shares                   Contractual    1.75%        July 1, 2013      June 30, 2016
       Class Y Shares                    Contractual    1.75%        July 1, 2013      June 30, 2016

Invesco California Tax-Free Income Fund
       Class A Shares                    Contractual    1.50%        July 1, 2012      June 30, 2016
       Class B Shares                    Contractual    2.00%        July 1, 2012      June 30, 2016
       Class C Shares                    Contractual    2.00%        July 1, 2012      June 30, 2016
       Class Y Shares                    Contractual    1.25%        July 1, 2012      June 30, 2016

Invesco Core Plus Bond Fund
       Class A Shares                    Contractual    0.86%      January 1, 2015   December 31, 2015
       Class B Shares                    Contractual    1.61%      January 1, 2015   December 31, 2015
       Class C Shares                    Contractual    1.61%      January 1, 2015   December 31, 2015
       Class R Shares                    Contractual    1.11%      January 1, 2015   December 31, 2015
       Class R5 Shares                   Contractual    0.61%      January 1, 2015   December 31, 2015
       Class R6 Shares                   Contractual    0.61%      January 1, 2015   December 31, 2015
       Class Y Shares                    Contractual    0.61%      January 1, 2015   December 31, 2015

Invesco Equally-Weighted S&P 500 Fund
       Class A Shares                    Contractual    2.00%        July 1, 2012      June 30, 2016
       Class B Shares                    Contractual    2.75%        July 1, 2012      June 30, 2016
       Class C Shares                    Contractual    2.75%        July 1, 2012      June 30, 2016
       Class R Shares                    Contractual    2.25%        July 1, 2012      June 30, 2016
       Class R6 Shares                   Contractual    1.75%     September 24, 2012   June 30, 2016
       Class Y Shares                    Contractual    1.75%        July 1, 2012      June 30, 2016

Invesco Equity and Income Fund
       Class A Shares                    Contractual    1.50%        July 1, 2012      June 30, 2016
       Class B Shares                    Contractual    2.25%        July 1, 2012      June 30, 2016
       Class C Shares                    Contractual    2.25%        July 1, 2012      June 30, 2016
       Class R Shares                    Contractual    1.75%        July 1, 2012      June 30, 2016
       Class R5 Shares                   Contractual    1.25%        July 1, 2012      June 30, 2016
       Class R6 Shares                   Contractual    1.25%     September 24, 2012   June 30, 2016
       Class Y Shares                    Contractual    1.25%        July 1, 2012      June 30, 2016

Invesco Floating Rate Fund
       Class A Shares                    Contractual    1.50%       April 14, 2006     June 30, 2016
       Class C Shares                    Contractual    2.00%       April 14, 2006     June 30, 2016
       Class R Shares                    Contractual    1.75%       April 14, 2006     June 30, 2016
       Class R5 Shares                   Contractual    1.25%       April 14, 2006     June 30, 2016
       Class R6 Shares                   Contractual    1.25%     September 24, 2012   June 30, 2016
       Class Y Shares                    Contractual    1.25%      October 3, 2008     June 30, 2016

Invesco Global Real Estate Income Fund
       Class A Shares                    Contractual    2.00%        July 1, 2009      June 30, 2016
       Class B Shares                    Contractual    2.75%        July 1, 2009      June 30, 2016
       Class C Shares                    Contractual    2.75%        July 1, 2009      June 30, 2016
       Class R5 Shares                   Contractual    1.75%        July 1, 2009      June 30, 2016
       Class R6 Shares                   Contractual    1.75%     September 24, 2012   June 30, 2016
       Class Y Shares                    Contractual    1.75%        July 1, 2009      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                           CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                       ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
       Class A Shares                      Contractual         2.00%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class R Shares                      Contractual         2.25%             July 1, 2012      June 30, 2016
       Class R5 Shares                     Contractual         1.75%             July 1, 2012      June 30, 2016
       Class R6 Shares                     Contractual         1.75%          September 24, 2012   June 30, 2016
       Class Y Shares                      Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Low Volatility Equity Yield Fund
       Class A Shares                      Contractual         2.00%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class R Shares                      Contractual         2.25%             July 1, 2012      June 30, 2016
       Class R5 Shares                     Contractual         1.75%             July 1, 2012      June 30, 2016
       Class Y Shares                      Contractual         1.75%             July 1, 2012      June 30, 2016
       Investor Class Shares               Contractual         2.00%             July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
       Class A Shares                      Contractual         1.50%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.25%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.25%             July 1, 2012      June 30, 2016
       Class Y Shares                      Contractual         1.25%             July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
       Class A Shares                      Contractual         2.00%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class Y Shares                      Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Small Cap Discovery Fund
       Class A Shares                      Contractual         2.00%             July 1, 2012      June 30, 2016
       Class B Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class C Shares                      Contractual         2.75%             July 1, 2012      June 30, 2016
       Class R5 Shares                     Contractual         1.75%          September 24, 2012   June 30, 2016
       Class R6 Shares                     Contractual         1.75%          September 24, 2012   June 30, 2016
       Class Y Shares                      Contractual         1.75%             July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
       Class A Shares                      Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2015
       Class C Shares                      Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2015
       Class R Shares                      Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2015
       Class R5 Shares                     Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
       Class R6 Shares                     Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015
       Class Y Shares                      Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2015


                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                             CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                         ------------ ----------  ------------------ -------------
Invesco Charter Fund
       Class A Shares        Contractual    2.00%        July 1, 2009    June 30, 2016
       Class B Shares        Contractual    2.75%        July 1, 2009    June 30, 2016
       Class C Shares        Contractual    2.75%        July 1, 2009    June 30, 2016
       Class R Shares        Contractual    2.25%        July 1, 2009    June 30, 2016
       Class R5 Shares       Contractual    1.75%        July 1, 2009    June 30, 2016
       Class R6 Shares       Contractual    1.75%     September 24, 2012 June 30, 2016
       Class S Shares        Contractual    1.90%     September 25, 2009 June 30, 2016
       Class Y Shares        Contractual    1.75%        July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                 ------------ ----------  ------------------ -------------
Invesco Diversified Dividend Fund
       Class A Shares                Contractual    2.00%        July 1, 2013    June 30, 2016
       Class B Shares                Contractual    2.75%        July 1, 2013    June 30, 2016
       Class C Shares                Contractual    2.75%        July 1, 2013    June 30, 2016
       Class R Shares                Contractual    2.25%        July 1, 2013    June 30, 2016
       Class R5 Shares               Contractual    1.75%        July 1, 2013    June 30, 2016
       Class R6 Shares               Contractual    1.75%        July 1, 2013    June 30, 2016
       Class Y Shares                Contractual    1.75%        July 1, 2013    June 30, 2016
       Investor Class Shares         Contractual    2.00%        July 1, 2013    June 30, 2016

Invesco Summit Fund
       Class A Shares                Contractual    2.00%        July 1, 2009    June 30, 2016
       Class B Shares                Contractual    2.75%        July 1, 2009    June 30, 2016
       Class C Shares                Contractual    2.75%        July 1, 2009    June 30, 2016
       Class P Shares                Contractual    1.85%        July 1, 2009    June 30, 2016
       Class R5 Shares               Contractual    1.75%        July 1, 2009    June 30, 2016
       Class S Shares                Contractual    1.90%     September 25, 2009 June 30, 2016
       Class Y Shares                Contractual    1.75%        July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                      ------------ ----------  ------------------ -------------
Invesco European Small Company Fund
       Class A Shares                     Contractual    2.25%        July 1, 2009    June 30, 2016
       Class B Shares                     Contractual    3.00%        July 1, 2009    June 30, 2016
       Class C Shares                     Contractual    3.00%        July 1, 2009    June 30, 2016
       Class Y Shares                     Contractual    2.00%        July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
       Class A Shares                     Contractual    2.25%        July 1, 2013    June 30, 2016
       Class B Shares                     Contractual    3.00%        July 1, 2013    June 30, 2016
       Class C Shares                     Contractual    3.00%        July 1, 2013    June 30, 2016
       Class R Shares                     Contractual    2.50%        July 1, 2013    June 30, 2016
       Class R5 Shares                    Contractual    2.00%        July 1, 2013    June 30, 2016
       Class Y Shares                     Contractual    2.00%        July 1, 2013    June 30, 2016

Invesco International Small Company Fund
       Class A Shares                     Contractual    2.25%        July 1, 2009    June 30, 2016
       Class B Shares                     Contractual    3.00%        July 1, 2009    June 30, 2016
       Class C Shares                     Contractual    3.00%        July 1, 2009    June 30, 2016
       Class R5 Shares                    Contractual    2.00%        July 1, 2009    June 30, 2016
       Class R6 Shares                    Contractual    2.00%     September 24, 2012 June 30, 2016
       Class Y Shares                     Contractual    2.00%        July 1, 2009    June 30, 2016

Invesco Small Cap Equity Fund
       Class A Shares                     Contractual    2.00%        July 1, 2009    June 30, 2016
       Class B Shares                     Contractual    2.75%        July 1, 2009    June 30, 2016
       Class C Shares                     Contractual    2.75%        July 1, 2009    June 30, 2016
       Class R Shares                     Contractual    2.25%        July 1, 2009    June 30, 2016
       Class R5 Shares                    Contractual    1.75%        July 1, 2009    June 30, 2016
       Class R6 Shares                    Contractual    1.75%     September 24, 2012 June 30, 2016
       Class Y Shares                     Contractual    1.75%        July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ ----------------
Invesco Alternative Strategies Fund
       Class A Shares                       Contractual     0.52%    October 14, 2014  October 31, 2016
       Class C Shares                       Contractual     1.27%    October 14, 2014  October 31, 2016
       Class R Shares                       Contractual     0.77%    October 14, 2014  October 31, 2016
       Class R5 Shares                      Contractual     0.27%    October 14, 2014  October 31, 2016
       Class R6 Shares                      Contractual     0.27%    October 14, 2014  October 31, 2016
       Class Y Shares                       Contractual     0.27%    October 14, 2014  October 31, 2016

Invesco Balanced-Risk Retirement 2020 Fund
       Class A Shares                       Contractual     0.25%    November 4, 2009   April 30, 2016
       Class AX Shares                      Contractual     0.25%   February 12, 2010   April 30, 2016
       Class B Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class C Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class CX Shares                      Contractual     1.00%   February 12, 2010   April 30, 2016
       Class R Shares                       Contractual     0.50%    November 4, 2009   April 30, 2016
       Class R5 Shares                      Contractual     0.00%    November 4, 2009   April 30, 2016
       Class R6 Shares                      Contractual     0.00%   September 24, 2012  April 30, 2016
       Class RX Shares                      Contractual     0.50%   February 12, 2010   April 30, 2016
       Class Y Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2030 Fund
       Class A Shares                       Contractual     0.25%    November 4, 2009   April 30, 2016
       Class AX Shares                      Contractual     0.25%   February 12, 2010   April 30, 2016
       Class B Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class C Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class CX Shares                      Contractual     1.00%   February 12, 2010   April 30, 2016
       Class R Shares                       Contractual     0.50%    November 4, 2009   April 30, 2016
       Class R5 Shares                      Contractual     0.00%    November 4, 2009   April 30, 2016
       Class R6 Shares                      Contractual     0.00%   September 24, 2012  April 30, 2016
       Class RX Shares                      Contractual     0.50%   February 12, 2010   April 30, 2016
       Class Y Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2040 Fund
       Class A Shares                       Contractual     0.25%    November 4, 2009   April 30, 2016
       Class AX Shares                      Contractual     0.25%   February 12, 2010   April 30, 2016
       Class B Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class C Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class CX Shares                      Contractual     1.00%   February 12, 2010   April 30, 2016
       Class R Shares                       Contractual     0.50%    November 4, 2009   April 30, 2016
       Class R5 Shares                      Contractual     0.00%    November 4, 2009   April 30, 2016
       Class R6 Shares                      Contractual     0.00%   September 24, 2012  April 30, 2016
       Class RX Shares                      Contractual     0.50%   February 12, 2010   April 30, 2016
       Class Y Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016

Invesco Balanced-Risk Retirement 2050 Fund
       Class A Shares                       Contractual     0.25%    November 4, 2009   April 30, 2016
       Class AX Shares                      Contractual     0.25%   February 12, 2010   April 30, 2016
       Class B Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class C Shares                       Contractual     1.00%    November 4, 2009   April 30, 2016
       Class CX Shares                      Contractual     1.00%   February 12, 2010   April 30, 2016
       Class R Shares                       Contractual     0.50%    November 4, 2009   April 30, 2016
       Class R5 Shares                      Contractual     0.00%    November 4, 2009   April 30, 2016
       Class R6 Shares                      Contractual     0.00%   September 24, 2012  April 30, 2016
       Class RX Shares                      Contractual     0.50%   February 12, 2010   April 30, 2016
       Class Y Shares                       Contractual     0.00%    November 4, 2009   April 30, 2016

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement Now Fund
       Class A Shares                            Contractual     0.25%    November 4, 2009  April 30, 2016
       Class AX Shares                           Contractual     0.25%   February 12, 2010  April 30, 2016
       Class B Shares                            Contractual     1.00%    November 4, 2009  April 30, 2016
       Class C Shares                            Contractual     1.00%    November 4, 2009  April 30, 2016
       Class CX Shares                           Contractual     1.00%   February 12, 2010  April 30, 2016
       Class R Shares                            Contractual     0.50%    November 4, 2009  April 30, 2016
       Class R5 Shares                           Contractual     0.00%    November 4, 2009  April 30, 2016
       Class R6 Shares                           Contractual     0.00%   September 24, 2012 April 30, 2016
       Class RX Shares                           Contractual     0.50%   February 12, 2010  April 30, 2016
       Class Y Shares                            Contractual     0.00%    November 4, 2009  April 30, 2016

Invesco Conservative Allocation Fund
       Class A Shares                            Contractual     1.50%      July 1, 2012    June 30, 2016
       Class B Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class R Shares                            Contractual     1.75%      July 1, 2012    June 30, 2016
       Class R5 Shares                           Contractual     1.25%      July 1, 2012    June 30, 2016
       Class S Shares                            Contractual     1.40%      July 1, 2012    June 30, 2016
       Class Y Shares                            Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
       Class A Shares                            Contractual     1.50%      July 1, 2012    June 30, 2016
       Class B Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class R5 Shares                           Contractual     1.25%      July 1, 2012    June 30, 2016
       Class R6 Shares                           Contractual     1.25%   September 24, 2012 June 30, 2016
       Class Y Shares                            Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
       Class A Shares                            Contractual     1.46%      May 1, 2015     April 30, 2016
       Class B Shares                            Contractual     2.21%      May 1, 2015     April 30, 2016
       Class C Shares                            Contractual     2.21%      May 1, 2015     April 30, 2016
       Class R Shares                            Contractual     1.71%      May 1, 2015     April 30, 2016
       Class R5 Shares                           Contractual     1.21%      May 1, 2015     April 30, 2016
       Class Y Shares                            Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
       Class A Shares                            Contractual     2.00%      July 1, 2012    June 30, 2016
       Class B Shares                            Contractual     2.75%      July 1, 2012    June 30, 2016
       Class C Shares                            Contractual     2.75%      July 1, 2012    June 30, 2016
       Class R Shares                            Contractual     2.25%      July 1, 2012    June 30, 2016
       Class R5 Shares                           Contractual     1.75%      July 1, 2012    June 30, 2016
       Class S Shares                            Contractual     1.90%      July 1, 2012    June 30, 2016
       Class Y Shares                            Contractual     1.75%      July 1, 2012    June 30, 2016

Invesco Income Allocation Fund
       Class A Shares                            Contractual     0.25%      May 1, 2012     April 30, 2016
       Class B Shares                            Contractual     1.00%      May 1, 2012     April 30, 2016
       Class C Shares                            Contractual     1.00%      May 1, 2012     April 30, 2016
       Class R Shares                            Contractual     0.50%      May 1, 2012     April 30, 2016
       Class R5 Shares                           Contractual     0.00%      May 1, 2012     April 30, 2016
       Class Y Shares                            Contractual     0.00%      May 1, 2012     April 30, 2016

Invesco International Allocation Fund
       Class A Shares                            Contractual     2.25%      May 1, 2012     June 30, 2016
       Class B Shares                            Contractual     3.00%      May 1, 2012     June 30, 2016
       Class C Shares                            Contractual     3.00%      May 1, 2012     June 30, 2016
       Class R Shares                            Contractual     2.50%      May 1, 2012     June 30, 2016
       Class R5 Shares                           Contractual     2.00%      May 1, 2012     June 30, 2016
       Class Y Shares                            Contractual     2.00%      May 1, 2012     June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                 ------------ --------------------- ------------------ --------------
Invesco Mid Cap Core Equity Fund
       Class A Shares                Contractual         2.00%             July 1, 2009    June 30, 2016
       Class B Shares                Contractual         2.75%             July 1, 2009    June 30, 2016
       Class C Shares                Contractual         2.75%             July 1, 2009    June 30, 2016
       Class R Shares                Contractual         2.25%             July 1, 2009    June 30, 2016
       Class R5 Shares               Contractual         1.75%             July 1, 2009    June 30, 2016
       Class R6 Shares               Contractual         1.75%          September 24, 2012 June 30, 2016
       Class Y Shares                Contractual         1.75%             July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
       Class A Shares                Contractual         1.50%             July 1, 2012    June 30, 2016
       Class B Shares                Contractual         2.25%             July 1, 2012    June 30, 2016
       Class C Shares                Contractual         2.25%             July 1, 2012    June 30, 2016
       Class R Shares                Contractual         1.75%             July 1, 2012    June 30, 2016
       Class R5 Shares               Contractual         1.25%             July 1, 2012    June 30, 2016
       Class S Shares                Contractual         1.40%             July 1, 2012    June 30, 2016
       Class Y Shares                Contractual         1.25%             July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
       Class A Shares                Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2016
       Class C Shares                Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2016
       Class R Shares                Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2016
       Class R5 Shares               Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
       Class R6 Shares               Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016
       Class Y Shares                Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2016

Invesco Small Cap Growth Fund
       Class A Shares                Contractual         2.00%             July 1, 2009    June 30, 2016
       Class B Shares                Contractual         2.75%             July 1, 2009    June 30, 2016
       Class C Shares                Contractual         2.75%             July 1, 2009    June 30, 2016
       Class R Shares                Contractual         2.25%             July 1, 2009    June 30, 2016
       Class R5 Shares               Contractual         1.75%             July 1, 2009    June 30, 2016
       Class R6 Shares               Contractual         1.75%          September 24, 2012 June 30, 2016
       Class Y Shares                Contractual         1.75%             July 1, 2009    June 30, 2016
       Investor Class Shares         Contractual         2.00%             July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
       Class A Shares                Contractual         1.50%             July 1, 2012    June 30, 2016
       Class B Shares                Contractual         2.25%             July 1, 2012    June 30, 2016
       Class C Shares                Contractual         2.25%             July 1, 2012    June 30, 2016
       Class R5 Shares               Contractual         1.25%             July 1, 2012    June 30, 2016
       Class Y Shares                Contractual         1.25%             July 1, 2012    June 30, 2016

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                     CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                 ------------ ----------  ----------------- -------------
Invesco Asia Pacific Growth Fund
       Class A Shares                Contractual    2.25%       July 1, 2009    June 30, 2016
       Class B Shares                Contractual    3.00%       July 1, 2009    June 30, 2016
       Class C Shares                Contractual    3.00%       July 1, 2009    June 30, 2016
       Class Y Shares                Contractual    2.00%       July 1, 2009    June 30, 2016

Invesco European Growth Fund
       Class A Shares                Contractual    2.25%       July 1, 2009    June 30, 2016
       Class B Shares                Contractual    3.00%       July 1, 2009    June 30. 2016
       Class C Shares                Contractual    3.00%       July 1, 2009    June 30, 2016
       Class R Shares                Contractual    2.50%       July 1, 2009    June 30, 2016
       Class Y Shares                Contractual    2.00%       July 1, 2009    June 30, 2016
       Investor Class Shares         Contractual    2.25%       July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Global Growth Fund
       Class A Shares                       Contractual     2.25%    January 1, 2013     June 30, 2016
       Class B Shares                       Contractual     3.00%    January 1, 2013     June 30. 2016
       Class C Shares                       Contractual     3.00%    January 1, 2013     June 30, 2016
       Class R5 Shares                      Contractual     2.00%    January 1, 2013     June 30, 2016
       Class R6 Shares                      Contractual     2.00%    January 1, 2013     June 30, 2016
       Class Y Shares                       Contractual     2.00%    January 1, 2013     June 30, 2016

Invesco Global Opportunities Fund
       Class A Shares                       Contractual     1.36%     August 1, 2012   February 29, 2016
       Class C Shares                       Contractual     2.11%     August 1, 2012   February 29, 2016
       Class R Shares                       Contractual     1.61%     August 1, 2012   February 29, 2016
       Class R5 Shares                      Contractual     1.11%     August 1, 2012   February 29, 2016
       Class R6 Shares                      Contractual     1.11%   September 24, 2012 February 29, 2016
       Class Y Shares                       Contractual     1.11%     August 1, 2012   February 29, 2016

Invesco Global Small & Mid Cap Growth Fund
       Class A Shares                       Contractual     2.25%      July 1, 2009      June 30. 2016
       Class B Shares                       Contractual     3.00%      July 1, 2009      June 30, 2016
       Class C Shares                       Contractual     3.00%      July 1, 2009      June 30, 2016
       Class R5 Shares                      Contractual     2.00%      July 1, 2009      June 30, 2016
       Class Y Shares                       Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco International Core Equity Fund
       Class A Shares                       Contractual     2.25%      July 1, 2009      June 30. 2016
       Class B Shares                       Contractual     3.00%      July 1, 2009      June 30, 2016
       Class C Shares                       Contractual     3.00%      July 1, 2009      June 30, 2016
       Class R Shares                       Contractual     2.50%      July 1, 2009      June 30, 2016
       Class R5 Shares                      Contractual     2.00%      July 1, 2009      June 30, 2016
       Class R6 Shares                      Contractual     2.00%   September 24, 2012   June 30, 2016
       Class Y Shares                       Contractual     2.00%      July 1, 2009      June 30, 2016
       Investor Class Shares                Contractual     2.25%      July 1, 2009      June 30, 2016

Invesco International Growth Fund
       Class A Shares                       Contractual     2.25%      July 1, 2013      June 30, 2016
       Class B Shares                       Contractual     3.00%      July 1, 2013      June 30, 2016
       Class C Shares                       Contractual     3.00%      July 1, 2013      June 30, 2016
       Class R Shares                       Contractual     2.50%      July 1, 2013      June 30, 2016
       Class R5 Shares                      Contractual     2.00%      July 1, 2013      June 30, 2016
       Class R6 Shares                      Contractual     2.00%      July 1, 2013      June 30, 2016
       Class Y Shares                       Contractual     2.00%      July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
       Class A Shares                       Contractual     1.51%     August 1, 2012   February 29, 2016
       Class C Shares                       Contractual     2.26%     August 1, 2012   February 29, 2016
       Class R Shares                       Contractual     1.76%     August 1, 2012   February 29, 2016
       Class R5 Shares                      Contractual     1.26%     August 1, 2012   February 29, 2016
       Class R6 Shares                      Contractual     1.26%   September 24, 2012 February 29, 2016
       Class Y Shares                       Contractual     1.26%     August 1, 2012   February 29, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ----------------- -----------------
Invesco All Cap Market Neutral Fund
       Class A Shares                Contractual     1.62%   December 17, 2013 February 29, 2016
       Class C Shares                Contractual     2.37%   December 17, 2013 February 29, 2016
       Class R Shares                Contractual     1.87%   December 17, 2013 February 29, 2016
       Class R5 Shares               Contractual     1.37%   December 17, 2013 February 29, 2016
       Class R6 Shares               Contractual     1.37%   December 17, 2013 February 29, 2016
       Class Y Shares                Contractual     1.37%   December 17, 2013 February 29, 2016

See page 16 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                              ------------ ----------  ------------------ -----------------
Invesco Balanced-Risk Allocation Fund/3/
       Class A Shares                             Contractual    2.00%        July 1, 2012      June 30. 2016
       Class B Shares                             Contractual    2.75%        July 1, 2012      June 30, 2016
       Class C Shares                             Contractual    2.75%        July 1, 2012      June 30, 2016
       Class R Shares                             Contractual    2.25%        July 1, 2012      June 30, 2016
       Class R5 Shares                            Contractual    1.75%        July 1, 2012      June 30, 2016
       Class R6 Shares                            Contractual    1.75%     September 24, 2012   June 30, 2016
       Class Y Shares                             Contractual    1.75%        July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund/4/
       Class A Shares                             Contractual    2.00%        July 1, 2014      June 30. 2016
       Class B Shares                             Contractual    2.75%        July 1, 2014      June 30, 2016
       Class C Shares                             Contractual    2.75%        July 1, 2014      June 30, 2016
       Class R Shares                             Contractual    2.25%        July 1, 2014      June 30, 2016
       Class R5 Shares                            Contractual    1.75%        July 1, 2014      June 30, 2016
       Class R6 Shares                            Contractual    1.75%        July 1, 2014      June 30, 2016
       Class Y Shares                             Contractual    1.75%        July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
       Class A Shares                             Contractual    2.25%        July 1, 2012      June 30. 2016
       Class B Shares                             Contractual    3.00%        July 1, 2012      June 30, 2016
       Class C Shares                             Contractual    3.00%        July 1, 2012      June 30, 2016
       Class R5 Shares                            Contractual    2.00%        July 1, 2012      June 30, 2016
       Class R6 Shares                            Contractual    2.00%     September 24, 2012   June 30, 2016
       Class Y Shares                             Contractual    2.00%        July 1, 2012      June 30, 2016

Invesco Emerging Markets Equity Fund
       Class A Shares                             Contractual    1.85%        May 11, 2011    February 29, 2016
       Class C Shares                             Contractual    2.60%        May 11, 2011    February 29, 2016
       Class R Shares                             Contractual    2.10%        May 11, 2011    February 29, 2016
       Class R5 Shares                            Contractual    1.60%        May 11, 2011    February 29, 2016
       Class R6 Shares                            Contractual    1.60%     September 24, 2012 February 29, 2016
       Class Y Shares                             Contractual    1.60%        May 11, 2011    February 29, 2016

Invesco Emerging Market Local Currency Debt Fund
       Class A Shares                             Contractual    1.24%       June 14, 2010    February 29, 2016
       Class B Shares                             Contractual    1.99%       June 14, 2010    February 29, 2016
       Class C Shares                             Contractual    1.99%       June 14, 2010    February 29, 2016
       Class R Shares                             Contractual    1.49%       June 14, 2010    February 29, 2016
       Class Y Shares                             Contractual    0.99%       June 14, 2010    February 29, 2016
       Class R5 Shares                            Contractual    0.99%       June 14, 2010    February 29, 2016
       Class R6 Shares                            Contractual    0.99%     September 24, 2012 February 29, 2016

Invesco Endeavor Fund
       Class A Shares                             Contractual    2.00%        July 1, 2009      June 30. 2016
       Class B Shares                             Contractual    2.75%        July 1, 2009      June 30, 2016
       Class C Shares                             Contractual    2.75%        July 1, 2009      June 30, 2016
       Class R Shares                             Contractual    2.25%        July 1, 2009      June 30, 2016
       Class R5 Shares                            Contractual    1.75%        July 1, 2009      June 30, 2016
       Class R6 Shares                            Contractual    1.75%     September 24, 2012   June 30, 2016
       Class Y Shares                             Contractual    1.75%        July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
       Class A Shares                             Contractual    2.00%        July 1, 2012      June 30. 2016
       Class B Shares                             Contractual    2.75%        July 1, 2012      June 30, 2016
       Class C Shares                             Contractual    2.75%        July 1, 2012      June 30, 2016
       Class Y Shares                             Contractual    1.75%        July 1, 2012      June 30, 2016
       Investor Class Shares                      Contractual    2.00%        July 1, 2012      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                              CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                          ------------ --------------------- ------------------ -----------------
Invesco Global Infrastructure Fund
       Class A Shares                         Contractual         1.40%             May 2, 2014     February 29, 2016
       Class C Shares                         Contractual         2.15%             May 2, 2014     February 29, 2016
       Class R Shares                         Contractual         1.65%             May 2, 2014     February 29, 2016
       Class Y Shares                         Contractual         1.15%             May 2, 2014     February 29, 2016
       Class R5 Shares                        Contractual         1.15%             May 2, 2014     February 29, 2016
       Class R6 Shares                        Contractual         1.15%             May 2, 2014     February 29, 2016

Invesco Global Markets Strategy Fund/5/
       Class A Shares                         Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
       Class C Shares                         Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class R Shares                         Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Global Market Neutral Fund
       Class A Shares                         Contractual         1.62%          December 17, 2013  February 29, 2016
       Class C Shares                         Contractual         2.37%          December 17, 2013  February 29, 2016
       Class R Shares                         Contractual         1.87%          December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual         1.37%          December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual         1.37%          December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual         1.37%          December 17, 2013  February 29, 2016

Invesco Global Targeted Returns Fund/6/
       Class A Shares                         Contractual  1.80% less net AFFE*  December 17, 2013  February 29, 2016
       Class C Shares                         Contractual  2.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class R Shares                         Contractual  2.05% less net AFFE*  December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual  1.55% less net AFFE*  December 17, 2013  February 29, 2016

Invesco Greater China Fund
       Class A Shares                         Contractual         2.25%             July 1, 2009      June 30, 2016
       Class B Shares                         Contractual         3.00%             July 1, 2009      June 30, 2016
       Class C Shares                         Contractual         3.00%             July 1, 2009      June 30, 2016
       Class R5 Shares                        Contractual         2.00%             July 1, 2009      June 30, 2016
       Class Y Shares                         Contractual         2.00%             July 1, 2009      June 30, 2016

Invesco International Total Return Fund
       Class A Shares                         Contractual         1.10%            March 31, 2006   February 29, 2016
       Class B Shares                         Contractual         1.85%            March 31, 2006   February 29, 2016
       Class C Shares                         Contractual         1.85%            March 31, 2006   February 29, 2016
       Class R5 Shares                        Contractual         0.85%           October 3, 2008   February 29, 2016
       Class R6 Shares                        Contractual         0.85%          September 24, 2012 February 29, 2016
       Class Y Shares                         Contractual         0.85%            March 31, 2006   February 29, 2016

Invesco Long/Short Equity Fund
       Class A Shares                         Contractual         1.87%          December 17, 2013  February 29, 2016
       Class C Shares                         Contractual         2.62%          December 17, 2013  February 29, 2016
       Class R Shares                         Contractual         2.12%          December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual         1.62%          December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual         1.62%          December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual         1.62%          December 17, 2013  February 29, 2016

Invesco Low Volatility Emerging Markets Fund
       Class A Shares                         Contractual         1.72%          December 17, 2013  February 29, 2016
       Class C Shares                         Contractual         2.47%          December 17, 2013  February 29, 2016
       Class R Shares                         Contractual         1.97%          December 17, 2013  February 29, 2016
       Class R5 Shares                        Contractual         1.47%          December 17, 2013  February 29, 2016
       Class R6 Shares                        Contractual         1.47%          December 17, 2013  February 29, 2016
       Class Y Shares                         Contractual         1.47%          December 17, 2013  February 29, 2016

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                     ------------ --------------------- ----------------- -----------------
Invesco MLP Fund
       Class A Shares                    Contractual         1.50%           August 29, 2014  February 29, 2016
       Class C Shares                    Contractual         2.25%           August 29, 2014  February 29, 2016
       Class R Shares                    Contractual         1.75%           August 29, 2014  February 29, 2016
       Class R5 Shares                   Contractual         1.25%           August 29, 2014  February 29, 2016
       Class R6 Shares                   Contractual         1.25%           August 29, 2014  February 29, 2016
       Class Y Shares                    Contractual         1.25%           August 29, 2014  February 29, 2016

Invesco Macro International Equity Fund
       Class A Shares                    Contractual         1.43%          December 17, 2013 February 29, 2016
       Class C Shares                    Contractual         2.18%          December 17, 2013 February 29, 2016
       Class R Shares                    Contractual         1.68%          December 17, 2013 February 29, 2016
       Class R5 Shares                   Contractual         1.18%          December 17, 2013 February 29, 2016
       Class R6 Shares                   Contractual         1.18%          December 17, 2013 February 29, 2016
       Class Y Shares                    Contractual         1.18%          December 17, 2013 February 29, 2016

Invesco Macro Long/Short Fund
       Class A Shares                    Contractual         1.87%          December 17, 2013 February 29, 2016
       Class C Shares                    Contractual         2.62%          December 17, 2013 February 29, 2016
       Class R Shares                    Contractual         2.12%          December 17, 2013 February 29, 2016
       Class R5 Shares                   Contractual         1.62%          December 17, 2013 February 29, 2016
       Class R6 Shares                   Contractual         1.62%          December 17, 2013 February 29, 2016
       Class Y Shares                    Contractual         1.62%          December 17, 2013 February 29, 2016

Invesco Pacific Growth Fund
       Class A Shares                    Contractual         2.25%            July 1, 2012      June 30. 2016
       Class B Shares                    Contractual         3.00%            July 1, 2012      June 30, 2016
       Class C Shares                    Contractual         3.00%            July 1, 2012      June 30, 2016
       Class R Shares                    Contractual         2.50%            July 1, 2012      June 30, 2016
       Class R5 Shares                   Contractual         2.00%            July 1, 2012      June 30, 2016
       Class Y Shares                    Contractual         2.00%            July 1, 2012      June 30, 2016

Invesco Premium Income Fund
       Class A Shares                    Contractual         1.05%            March 1, 2015   February 29, 2016
       Class C Shares                    Contractual         1.80%            March 1, 2015   February 29, 2016
       Class R Shares                    Contractual         1.30%            March 1, 2015   February 29, 2016
       Class R5 Shares                   Contractual         0.80%            March 1, 2015   February 29, 2016
       Class R6 Shares                   Contractual         0.80%            March 1, 2015   February 29, 2016
       Class Y Shares                    Contractual         0.80%            March 1, 2015   February 29, 2016

Invesco Select Companies Fund
       Class A Shares                    Contractual         2.00%            July 1, 2009      June 30. 2016
       Class B Shares                    Contractual         2.75%            July 1, 2009      June 30, 2016
       Class C Shares                    Contractual         2.75%            July 1, 2009      June 30, 2016
       Class R Shares                    Contractual         2.25%            July 1, 2009      June 30, 2016
       Class R5 Shares                   Contractual         1.75%            July 1, 2009      June 30, 2016
       Class Y Shares                    Contractual         1.75%            July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
       Class A Shares                    Contractual  0.85% less net AFFE*     May 2, 2014    February 29, 2016
       Class C Shares                    Contractual  1.60% less net AFFE*     May 2, 2014    February 29, 2016
       Class R Shares                    Contractual  1.10% less net AFFE*     May 2, 2014    February 29, 2016
       Class Y Shares                    Contractual  0.60% less net AFFE*     May 2, 2014    February 29, 2016
       Class R5 Shares                   Contractual  0.60% less net AFFE*     May 2, 2014    February 29, 2016
       Class R6 Shares                   Contractual  0.60% less net AFFE*     May 2, 2014    February 29, 2016

Invesco Unconstrained Bond Fund
       Class A Shares                    Contractual  1.04% less net AFFE*  October 14, 2014  February 29, 2016
       Class C Shares                    Contractual  1.79% less net AFFE*  October 14, 2014  February 29, 2016
       Class R Shares                    Contractual  1.29% less net AFFE*  October 14, 2014  February 29, 2016
       Class Y Shares                    Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
       Class R5 Shares                   Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016
       Class R6 Shares                   Contractual  0.79% less net AFFE*  October 14, 2014  February 29, 2016

See page 16 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                    ------------ ----------  ------------------ -------------
Invesco Corporate Bond Fund
       Class A Shares                   Contractual      1.50%      July 1, 2012    June 30, 2016
       Class B Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class C Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class R Shares                   Contractual      1.75%      July 1, 2012    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2012    June 30, 2016
       Class R6 Shares                  Contractual      1.25%   September 24, 2012 June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2012    June 30, 2016

Invesco Global Real Estate Fund
       Class A Shares                   Contractual      2.00%      July 1, 2009    June 30, 2016
       Class B Shares                   Contractual      2.75%      July 1, 2009    June 30, 2016
       Class C Shares                   Contractual      2.75%      July 1, 2009    June 30, 2016
       Class R Shares                   Contractual      2.25%      July 1, 2009    June 30, 2016
       Class R5 Shares                  Contractual      1.75%      July 1, 2009    June 30, 2016
       Class R6 Shares                  Contractual      1.75%   September 24, 2012 June 30, 2016
       Class Y Shares                   Contractual      1.75%      July 1, 2009    June 30, 2016

Invesco High Yield Fund
       Class A Shares                   Contractual      1.50%      July 1, 2013    June 30, 2016
       Class B Shares                   Contractual      2.25%      July 1, 2013    June 30, 2016
       Class C Shares                   Contractual      2.25%      July 1, 2013    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2013    June 30, 2016
       Class R6 Shares                  Contractual      1.25%      July 1, 2013    June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2013    June 30, 2016
       Investor Class Shares            Contractual      1.50%      July 1, 2013    June 30, 2016

Invesco Limited Maturity Treasury Fund
       Class A Shares                   Contractual      1.50%      July 1, 2012    June 30, 2016
       Class A2 Shares                  Contractual      1.40%      July 1, 2012    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2012    June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2012    June 30, 2016

Invesco Real Estate Fund
       Class A Shares                   Contractual      2.00%      July 1, 2012    June 30, 2016
       Class B Shares                   Contractual      2.75%      July 1, 2012    June 30, 2016
       Class C Shares                   Contractual      2.75%      July 1, 2012    June 30, 2016
       Class R Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class R5 Shares                  Contractual      1.75%      July 1, 2012    June 30, 2016
       Class R6 Shares                  Contractual      1.75%   September 24, 2012 June 30, 2016
       Class Y Shares                   Contractual      1.75%      July 1, 2012    June 30, 2016
       Investor Class Shares            Contractual      2.00%      July 1, 2012    June 30, 2016

Invesco Short Term Bond Fund
       Class A Shares                   Contractual      1.40%      July 1, 2013    June 30, 2016
       Class C Shares                   Contractual     1.75%/2/    July 1, 2013    June 30, 2016
       Class R Shares                   Contractual      1.75%      July 1, 2013    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2013    June 30, 2016
       Class R6 Shares                  Contractual      1.25%      July 1, 2013    June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2013    June 30, 2016

Invesco U.S. Government Fund
       Class A Shares                   Contractual      1.50%      July 1, 2012    June 30, 2016
       Class B Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class C Shares                   Contractual      2.25%      July 1, 2012    June 30, 2016
       Class R Shares                   Contractual      1.75%      July 1, 2012    June 30, 2016
       Class R5 Shares                  Contractual      1.25%      July 1, 2012    June 30, 2016
       Class Y Shares                   Contractual      1.25%      July 1, 2012    June 30, 2016
       Investor Class Shares            Contractual      1.50%      July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                 ------------ ---------- ------------------ ---------------
Invesco American Value Fund
       Class A Shares                Contractual     2.00%      July 1, 2013     June 30, 2016
       Class B Shares                Contractual     2.75%      July 1, 2013     June 30, 2016
       Class C Shares                Contractual     2.75%      July 1, 2013     June 30, 2016
       Class R Shares                Contractual     2.25%      July 1, 2013     June 30, 2016
       Class R5 Shares               Contractual     1.75%      July 1, 2013     June 30, 2016
       Class R6 Shares               Contractual     1.75%      July 1, 2013     June 30, 2016
       Class Y Shares                Contractual     1.75%      July 1, 2013     June 30, 2016

Invesco Comstock Fund
       Class A Shares                Contractual     2.00%      July 1, 2012     June 30, 2016
       Class B Shares                Contractual     2.75%      July 1, 2012     June 30, 2016
       Class C Shares                Contractual     2.75%      July 1, 2012     June 30, 2016
       Class R Shares                Contractual     2.25%      July 1, 2012     June 30, 2016
       Class R5 Shares               Contractual     1.75%      July 1, 2012     June 30, 2016
       Class R6 Shares               Contractual     1.75%   September 24, 2012  June 30, 2016
       Class Y Shares                Contractual     1.75%      July 1, 2012     June 30, 2016

Invesco Energy Fund
       Class A Shares                Contractual     2.00%      July 1, 2009     June 30, 2016
       Class B Shares                Contractual     2.75%      July 1, 2009     June 30, 2016
       Class C Shares                Contractual     2.75%      July 1, 2009     June 30, 2016
       Class R5 Shares               Contractual     1.75%      July 1, 2009     June 30, 2016
       Class Y Shares                Contractual     1.75%      July 1, 2009     June 30, 2016
       Investor Class Shares         Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
       Class A Shares                Contractual     1.14%   September 1, 2014  August 31, 2016
       Class B Shares                Contractual     1.89%   September 1, 2014  August 31, 2016
       Class C Shares                Contractual     1.89%   September 1, 2014  August 31, 2016
       Class R5 Shares               Contractual     0.89%   September 1, 2014  August 31, 2016
       Class R6 Shares               Contractual     0.89%   September 1, 2014  August 31, 2016
       Class Y Shares                Contractual     0.89%   September 1, 2014  August 31, 2016
       Investor Class Shares         Contractual     1.14%   September 1, 2014  August 31, 2016

Invesco Gold & Precious Metals Fund
       Class A Shares                Contractual     2.00%      July 1, 2009     June 30, 2016
       Class B Shares                Contractual     2.75%      July 1, 2009     June 30, 2016
       Class C Shares                Contractual     2.75%      July 1, 2009     June 30, 2016
       Class Y Shares                Contractual     1.75%      July 1, 2009     June 30, 2016
       Investor Class Shares         Contractual     2.00%      July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
       Class A Shares                Contractual     1.15%     July 15, 2013     July 31, 2015
       Class B Shares                Contractual     1.90%     July 15, 2013     July 31, 2015
       Class C Shares                Contractual     1.90%     July 15, 2013     July 31, 2015
       Class R Shares                Contractual     1.40%     July 15, 2013     July 31, 2015
       Class R5 Shares               Contractual     0.90%     July 15, 2013     July 31, 2015
       Class R6 Shares               Contractual     0.90%     July 15, 2013     July 31, 2015
       Class Y Shares                Contractual     0.90%     July 15, 2013     July 31, 2015

Invesco Mid Cap Growth Fund
       Class A Shares                Contractual     2.00%     August 1, 2015    June 30, 2016
       Class B Shares                Contractual     2.75%     August 1, 2015    June 30, 2016
       Class C Shares                Contractual     2.75%     August 1, 2015    June 30, 2016
       Class R Shares                Contractual     2.25%     August 1, 2015    June 30, 2016
       Class R5 Shares               Contractual     1.75%     August 1, 2015    June 30, 2016
       Class R6 Shares               Contractual     1.75%     August 1, 2015    June 30, 2016
       Class Y Shares                Contractual     1.75%     August 1, 2015    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                 ------------ ---------- ----------------- -------------
Invesco Small Cap Value Fund
       Class A Shares                Contractual     2.00%     July 1, 2012    June 30, 2016
       Class B Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class C Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class Y Shares                Contractual     1.75%     July 1, 2012    June 30, 2016

Invesco Technology Fund
       Class A Shares                Contractual     2.00%     July 1, 2012    June 30, 2016
       Class B Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class C Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class R5 Shares               Contractual     1.75%     July 1, 2012    June 30, 2016
       Class Y Shares                Contractual     1.75%     July 1, 2012    June 30, 2016
       Investor Class Shares         Contractual     2.00%     July 1, 2012    June 30, 2016

Invesco Technology Sector Fund
       Class A Shares                Contractual     2.00%   February 12, 2010 June 30, 2016
       Class B Shares                Contractual     2.75%   February 12, 2010 June 30, 2016
       Class C Shares                Contractual     2.75%   February 12, 2010 June 30, 2016
       Class Y Shares                Contractual     1.75%   February 12, 2010 June 30, 2016

Invesco Value Opportunities Fund
       Class A Shares                Contractual     2.00%     July 1, 2012    June 30, 2016
       Class B Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class C Shares                Contractual     2.75%     July 1, 2012    June 30, 2016
       Class R Shares                Contractual     2.25%     July 1, 2012    June 30, 2016
       Class R5 Shares               Contractual     1.75%     July 1, 2012    June 30, 2016
       Class Y Shares                Contractual     1.75%     July 1, 2012    June 30, 2016

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                                         EFFECTIVE DATE
                                                 CONTRACTUAL/  EXPENSE     OF CURRENT    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION     LIMIT          DATE
----                                             ------------ ---------- -------------- -------------
Invesco High Yield Municipal Fund
       Class A Shares                            Contractual     1.50%   July 1, 2012   June 30, 2016
       Class B Shares                            Contractual     2.25%   July 1, 2012   June 30, 2016
       Class C Shares                            Contractual     2.25%   July 1, 2012   June 30, 2016
       Class R5 Shares                           Contractual     1.25%   July 1, 2012   June 30, 2016
       Class Y Shares                            Contractual     1.25%   July 1, 2012   June 30, 2016

Invesco Intermediate Term Municipal Income Fund
       Class A Shares                            Contractual     0.80%   July 1, 2013   June 30, 2016
       Class B Shares                            Contractual     1.55%   July 1, 2013   June 30, 2016
       Class C Shares                            Contractual     1.55%   July 1, 2013   June 30, 2016
       Class Y Shares                            Contractual     0.55%   July 1, 2013   June 30, 2016

Invesco Municipal Income Fund
       Class A Shares                            Contractual     1.50%   July 1, 2013   June 30, 2016
       Class B Shares                            Contractual     2.25%   July 1, 2013   June 30, 2016
       Class C Shares                            Contractual     2.25%   July 1, 2013   June 30, 2016
       Class Y Shares                            Contractual     1.25%   July 1, 2013   June 30, 2016
       Investor Class                            Contractual     1.50%   July 15, 2013  June 30, 2016

Invesco New York Tax Free Income Fund
       Class A Shares                            Contractual     1.50%   July 1, 2012   June 30, 2016
       Class B Shares                            Contractual     2.25%   July 1, 2012   June 30, 2016
       Class C Shares                            Contractual     2.25%   July 1, 2012   June 30, 2016
       Class Y Shares                            Contractual     1.25%   July 1, 2012   June 30, 2016

Invesco Limited Term Municiipal Income Fund
       Class A Shares                            Contractual     1.50%   July 1, 2012   June 30, 2016
       Class A2 Shares                           Contractual     1.25%   July 1, 2012   June 30, 2016
       Class C Shares                            Contractual     2.25%   June 30, 2013  June 30, 2016
       Class R5 Shares                           Contractual     1.25%   July 1, 2012   June 30, 2016
       Class Y Shares                            Contractual     1.25%   July 1, 2012   June 30, 2016

See page 16 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                              ------------ ----------  ----------------- -----------------
Invesco Conservative Income Fund
       Institutional Class        Contractual    0.28%       July 1, 2014    December 31, 2015

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                              ------------ --------------------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual  1.15% less net AFFE*  January 16, 2013  February 29, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF
     FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                       CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                   ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
       Cash Management Class           Contractual     0.22%/2/   July 1, 2009    December 31, 2015
       Corporate Class                 Contractual      0.17%     July 1, 2009    December 31, 2015
       Institutional Class             Contractual      0.14%     July 1, 2009    December 31, 2015
       Personal Investment Class       Contractual     0.69%/2/   July 1, 2009    December 31, 2015
       Private Investment Class        Contractual     0.44%/2/   July 1, 2009    December 31, 2015
       Reserve Class                   Contractual     1.01%/2/   July 1, 2009    December 31, 2015
       Resource Class                  Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Government TaxAdvantage Portfolio
       Cash Management Class           Contractual     0.22%/2/   July 1, 2009    December 31, 2015
       Corporate Class                 Contractual      0.17%     July 1, 2009    December 31, 2015
       Institutional Class             Contractual      0.14%     July 1, 2009    December 31, 2015
       Personal Investment Class       Contractual     0.69%/2/   July 1, 2009    December 31, 2015
       Private Investment Class        Contractual     0.39%/2/   July 1, 2009    December 31, 2015
       Reserve Class                   Contractual     1.01%/2/   July 1, 2009    December 31, 2015
       Resource Class                  Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Liquid Assets Portfolio
       Cash Management Class           Contractual     0.22%/2/   July 1, 2009    December 31, 2015
       Corporate Class                 Contractual      0.17%     July 1, 2009    December 31, 2015
       Institutional Class             Contractual      0.14%     July 1, 2009    December 31, 2015
       Personal Investment Class       Contractual     0.69%/2/   July 1, 2009    December 31, 2015
       Private Investment Class        Contractual     0.44%/2/   July 1, 2009    December 31, 2015
       Reserve Class                   Contractual     1.01%/2/   July 1, 2009    December 31, 2015
       Resource Class                  Contractual      0.34%     July 1, 2009    December 31, 2015

STIC Prime Portfolio
       Cash Management Class           Contractual     0.22%/2/   July 1, 2009    December 31, 2015
       Corporate Class                 Contractual      0.17%     July 1, 2009    December 31, 2015
       Institutional Class             Contractual      0.14%     July 1, 2009    December 31, 2015
       Personal Investment Class       Contractual     0.69%/2/   July 1, 2009    December 31, 2015
       Private Investment Class        Contractual     0.44%/2/   July 1, 2009    December 31, 2015
       Reserve Class                   Contractual     1.01%/2/   July 1, 2009    December 31, 2015
       Resource Class                  Contractual     0.30%/2/   July 1, 2009    December 31, 2015

Tax-Free Cash Reserve Portfolio/3/
       Cash Management Class           Contractual     0.33%/2/   July 1, 2009    December 31, 2015
       Corporate Class                 Contractual      0.28%     July 1, 2009    December 31, 2015
       Institutional Class             Contractual      0.25%     July 1, 2009    December 31, 2015
       Personal Investment Class       Contractual     0.80%/2/   July 1, 2009    December 31, 2015
       Private Investment Class        Contractual     0.50%/2/   July 1, 2009    December 31, 2015
       Reserve Class                   Contractual     1.12%/2/   July 1, 2009    December 31, 2015
       Resource Class                  Contractual     0.41%/2/   July 1, 2009    December 31, 2015

Treasury Portfolio
       Cash Management Class           Contractual     0.22%/2/   July 1, 2009    December 31, 2015
       Corporate Class                 Contractual      0.17%     July 1, 2009    December 31, 2015
       Institutional Class             Contractual      0.14%     July 1, 2009    December 31, 2015
       Personal Investment Class       Contractual     0.69%/2/   July 1, 2009    December 31, 2015
       Private Investment Class        Contractual     0.44%/2/   July 1, 2009    December 31, 2015
       Reserve Class                   Contractual     1.01%/2/   July 1, 2009    December 31, 2015
       Resource Class                  Contractual     0.30%/2/   July 1, 2009    December 31, 2015

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%            July 1, 2014    June 30, 2016
   Series II Shares                            Contractual         2.25%            July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2016
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2016

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%            May 1, 2013     April 30, 2016
   Series II Shares                            Contractual         1.03%            May 1, 2013     April 30, 2016

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%           April 30, 2015   April 30, 2016
   Series II Shares                            Contractual         0.86%           April 30, 2015   April 30, 2016

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%            July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         1.75%            July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%            July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.50%            July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                     ------------ ----------  ----------------- --------------
Invesco V.I. Government Securities Fund
       Series I Shares                   Contractual    1.50%       May 1, 2013     June 30, 2016
       Series II Shares                  Contractual    1.75%       May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
       Series I Shares                   Contractual    0.78%       May 1. 2013     April 30, 2016
       Series II Shares                  Contractual    1.03%       May 1, 2013     April 30, 2016

Invesco V.I. High Yield Fund
       Series I Shares                   Contractual    1.50%       May 1, 2014     June 30, 2016
       Series II Shares                  Contractual    1.75%       May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
       Series I Shares                   Contractual    2.25%       July 1, 2012    June 30, 2016
       Series II Shares                  Contractual    2.50%       July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
       Series I Shares                   Contractual    2.00%       May 1, 2015     June 30, 2016
       Series II Shares                  Contractual    2.25%       May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
       Series I Shares                   Contractual    2.00%       May 1. 2013     June 30, 2016
       Series II Shares                  Contractual    2.25%       May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
       Series I Shares                   Contractual    2.00%       July 1, 2014    June 30, 2016
       Series II Shares                  Contractual    2.25%       July 1, 2014    June 30, 2016

Invesco V.I. Money Market Fund
       Series I Shares                   Contractual    1.50%       May 1. 2013     June 30, 2016
       Series II Shares                  Contractual    1.75%       May 1, 2013     June 30, 2016

Invesco V.I. S&P 500 Index Fund
       Series I Shares                   Contractual    2.00%       July 1, 2012    June 30, 2016
       Series II Shares                  Contractual    2.25%       July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
       Series I Shares                   Contractual    2.00%       May 1. 2013     June 30, 2016
       Series II Shares                  Contractual    2.25%       May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
       Series I Shares                   Contractual    2.00%       May 1. 2013     June 30, 2016
       Series II Shares                  Contractual    2.25%       May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
       Series I Shares                   Contractual    2.00%       May 1. 2013     June 30, 2016
       Series II Shares                  Contractual    2.25%       May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ----------------- --------------
Invesco California Value Municipal Income Trust   Voluntary      0.52%    August 27, 2012  June 30, 2016

Invesco California Value Municipal Income Trust   Voluntary      0.73%     July 1, 2016         N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- --------------
Invesco Municipal Opportunity Trust   Voluntary      0.89%   November 1, 2014       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------
Invesco Quality Municipal Income Trust   Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                    ------------ ---------- ----------------- --------------
Invesco Trust for Investment Grade New York Municipals   Voluntary      0.69%    August 27, 2012       N/A

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                  ------------ ---------- ----------------- --------------
Invesco Value Municipal Income Trust   Voluntary      0.70%    January 1, 2015  June 30, 2016